UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 4, 2004

Commission File
Number: 1-8944

CLEVELAND-CLIFFS INC

(Exact Name of Registrant as Specified in Its Charter)

OHIO	34-1464672

(State or other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114-2589

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216-694-5700)

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

               (c) Exhibits:

Exhibit Number	Exhibit:
99(a)	Cleveland-Cliffs Inc published a News Release on February 4, 2004, “Cleveland-Cliffs Reports Results for 2003.”	Filed Herewith

ITEM 12. Results of Operations and Financial Condition

On February 4, 2004, Cleveland-Cliffs Inc issued a news release announcing the unaudited financial results for the year ended December 31, 2003, a copy of which is attached as Exhibit 99(a) to this Current Report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

	By:	/s/ Donald J. Gallagher

	Name:	Donald J. Gallagher
	Title:	Senior Vice President,
Chief Financial Officer and Treasurer

Dated: February 5, 2004

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99(a)	Cleveland-Cliffs Inc published a News Release on February 4, 2004, “Cleveland-Cliffs Reports Results for 2003.”	Filed Herewith